SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

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                                FFTW Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)

     ---------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                FFTW FUNDS, INC.

                        U.S. INFLATION-INDEXED PORTFOLIO

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166

     STATEMENT IN CONNECTION WITH SOLICITATION OF UNANIMOUS WRITTEN CONSENT

     This statement in connection with solicitation of unanimous written consent (the "Statement") is being furnished to McKinsey Master Retirement Trust and the McKinsey Master Retirement Trust Treasury Inflation Protected Securities (TIPS) Portfolio (the "Shareholders") of the FFTW U.S. Inflation-Indexed Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund") in connection with the solicitation of written consent by the Board of Directors of the Fund (the "Board") for actions to be taken by unanimous written consent in lieu of a meeting of the Shareholders (the "Written Consent"). A form of Written Consent is attached hereto as Exhibit A.

     The Fund is organized as a Maryland corporation and is not required to hold annual meetings of shareholders. Article I, Section 10 of the By-laws of the Fund permits any action to be taken at a meeting of shareholders without a meeting and without prior notice if all the shareholders entitled to vote upon the matter consent to the action in writing and the consent is filed with the records of the Fund. Section 2-505 of the Maryland General Corporation Law permits a corporation to take action in lieu of a meeting if a unanimous written consent is given in writing or electronic transmission to each shareholder and filed with the corporation's records of shareholder's meetings.

     The Shareholders will be asked to consider and approve the proposal set forth below to modify the principal investment strategy and the investment policy of the Portfolio to provide that under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) will be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

     This Statement will be furnished to the Shareholders of record of the U.S. Inflation-Indexed Portfolio as of close of business on June 4, 2004 (the "Record Date"). As of the Record Date, the number of shares outstanding for the Portfolio was 6,760,092.816 shares. This Statement is being mailed to the Shareholders on or about June 29, 2004. The Written Consent should be submitted to the Fund on or about June 30, 2004.

     BENEFICIAL OWNERS. To the best of the Fund's knowledge, the Directors and officers of the Fund did not own shares of the Portfolio as of the Record Date. McKinsey Master Retirement Trust and the McKinsey Master Retirement Trust Treasury Inflation Protected Securities (TIPS) Portfolio are the only Shareholders of the Portfolio:

NAME AND ADDRESS                                AMOUNT OF SHARES        PERCENT OF PORTFOLIO
OF BENEFICIAL OWNER

MCKINSEY MASTER RETIREMENT TRUST                5,276,115.587           78.04798%
MCKINSEY & COMPANY, INC.
114 WEST 47TH STREET
NEW YORK, NY 10036

MCKINSEY MASTER RETIREMENT TRUST                1,483,977.229           21.95202%
TREASURY INFLATION PROTECTED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE
NEW YORK, NY 10166


                                    PROPOSAL

      MODIFICATION OF PRINCIPAL INVESTMENT STRATEGY AND INVESTMENT POLICY
                      TO PERMIT INVESTMENT IN DERIVATIVES

     The Shareholders of the Portfolio are being asked to consent to a proposal to modify the principal investment strategy and investment policy of the Portfolio. The principal investment strategy and investment policy of the Portfolio currently provide that the Portfolio invests primarily in U.S. inflation-indexed bonds. Shareholders are being asked to consent to a proposal that would permit the Portfolio to achieve its investment objective by investing in derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate, in addition to investing in U.S. inflation-indexed bonds. Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), the Portfolio's investment adviser, believes that derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate can provide similar protection against adverse inflation and provide a similar level of real return to that available through a direct investment in U.S. inflation-indexed bonds.

     The Portfolio's current principal investment strategy as described in its prospectus states:

     The Portfolio invests primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate.

     The Portfolio's current investment policy as described in its prospectus states:

     Under  normal  circumstances,  at least 80% of the  Portfolio's  net assets
     (including   borrowings  for  investment  purposes)  must  be  invested  in inflation-indexed securities.

     The Board of Directors of the Fund recommends that the Shareholders of the Portfolio consent to modify the principal investment strategy and the investment policy of the Portfolio to provide that under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

     If the proposal is approved, the Portfolio's principal investment strategy as described in its prospectus will be amended to state:

     The Portfolio invests primarily in bonds that are denominated in U.S. dollars and that have a coupon rate and/or principal amount linked to the inflation rate and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate.

     If the proposal is approved, the Portfolio's principal investment policy as described in its prospectus will be amended to state:

     Under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S.

     dollars whose returns are linked to the inflation  rate. The Portfolio will
     invest  in   derivatives   as  a  substitute   for  direct   investment  in
     inflation-indexed securities.

     If the proposal is approved, the Portfolio's principal investment risks as described in its prospectus will be amended to state:

     Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

     The Investment Adviser believes that the proposed change to the Portfolio's principal investment strategy to permit the Portfolio to invest in derivative investments denominated in U.S. dollars whose returns are linked to the inflation rate, in addition to U.S. inflation-indexed bonds, will enable the
Portfolio to participate in a growing market for derivatives, including inflation swaps and CPI futures, that provide similar protection against adverse inflation and provide a similar level of real return to that available through a direct investment in U.S. inflation-indexed securities. The Investment Adviser also intends to invest up to 20% of the Portfolio's assets in foreign inflation-indexed securities (sovereign issues only) whose returns may be hedged into U.S. dollars, U.S. government and agency securities that are not indexed to inflation, and corporate bonds denominated in U.S. dollars or foreign currencies.

     At a meeting held on May 20, 2004, the Board discussed the proposal described above. The Board approved the proposal by unanimous written consent dated June [ ], 2004, after determining that the proposal was in the best interests of the Portfolio and its Shareholders.

     If the Shareholders of the Portfolio consent to the proposals described above, such changes will become effective on July 1, 2004. If the proposed changes are approved by the Shareholders of the Portfolio, the Fund's prospectus and statement of additional information will be revised to reflect the changes. If the proposal is not approved by the Shareholders, the Portfolio's current principal investment strategy and investment policies will remain unchanged.

GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

     The Investment Adviser. The Investment Adviser of the Fund is located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolio. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

     The Operations Monitoring Agent. The operations monitoring agent of the Fund is EOS Fund Services LLC, with offices at 25 West 17th Street, Suite 601, New York, New York 10011. Pursuant to an operations monitoring agreement, EOS provides operations monitoring services to the Fund.

     The Administrator. The administrator of the Fund is Investors Capital Services, Inc. ("Investors Capital"), with offices at 33 Maiden Lane, New York, New York 10038. Pursuant to an administration agreement, Investors Capital (with assistance from its affiliate Investors Bank & Trust Company, 200 Clarendon

Street, Boston, Massachusetts 02117) manages and supervises all aspects of the general day-to-day business activities and operations of the Fund other than the investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services.

     The Distributor. The distributor of the Fund is Quasar Distributors, LLC ("Quasar"), with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to a distribution agreement, Quasar distributes shares of the Fund.

     REQUIRED VOTE: As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio entitled to vote on such proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of a fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of a fund's outstanding shares, whichever is less.

     SHAREHOLDER PROPOSALS: The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals in a reasonable time before a proxy statement is mailed to the Secretary of the Fund, c/o FFTW Funds, Inc., 200 Park Avenue, New York, New York 10166. Whether a shareholder proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     REPORTS TO SHAREHOLDERS. The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund and the most recent Semi-Annual Report succeeding such Annual Report upon request. Requests can be made by mail to EOS Fund Services LLC, 26 West 17th Street, Suite 601, New York, New York 10011 or by phone to (800) 247-0473 and such reports will be sent promptly by first-class mail.

                                   EXHIBIT A

                                FFTW Funds, Inc.
                        U.S. Inflation-Indexed Portfolio

                       Unanimous Consent of Shareholders

The undersigned, being the holders of 6,760,092.816 shares and 100% of the outstanding shares of the U.S. Inflation-Indexed Portfolio of FFTW Funds, Inc. (the "Fund"), in accordance with Article I, Section 10 of the By-Laws of the Fund and in lieu of a special meeting of shareholders, do hereby consent to and approve the following resolutions:

     RESOLVED, that the principal investment strategy and the investment policy of the Portfolio be modified to provide that under normal circumstances, at least 80% of the Portfolio's net assets (including borrowings for investment purposes) must be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate. The Portfolio will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and each of them, be and they thereby are, authorized to take any and all actions that they may deem necessary or appropriate to implement the foregoing resolutions; and it is

     FURTHER RESOLVED, that this Consent be filed with the Secretary of the Fund and maintained with the records of the Fund.

IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this  Consent  of  the
Shareholders on this 30th day of June, 2004.


                                                MCKINSEY MASTER RETIREMENT TRUST
                                                                (Account # 8772)


                                            By:_________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                                               MCKINSEY MASTER RETIREMENT TRUST,
                                         Treasury Inflation Protected Securities
                                               (TIPS) Portfolio (Account # 8413)


                                            By:_________________________________

                                            Name: ______________________________

                                            Title: _____________________________